Exhibit 99.2
Q3 ‘22Earnings Results (NYSE: STAR)

Forward-Looking Statements and Other Matters

Statements in this presentation which are not historical fact may be deemed forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Although iStar believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, the Company can give no assurance that its expectations will be attained. The Company undertakes no obligation to update or publicly revise any forward-looking statement, whether as a result of new information, future events or otherwise.

This presentation should be read in conjunction with our consolidated financial statements and related notes in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2022 and our Annual Report on Form 10-K, as amended by Form 10K/A ("Form 10-K"), for the year ended December 31, 2021. In assessing all forward-looking statements herein, readers are urged to read carefully the Risk Factors section and other cautionary statements in our Form 10-K.

Factors that could cause actual results to differ materially from iStar's expectations include (1) the war in Ukraine and escalating geopolitical tensions as a result of Russia's invasion of Ukraine; (2) the ability to consummate the announced transactions on the expected terms and within the anticipated time periods, or at all, which is dependent on the parties' ability to satisfy certain closing conditions, including the approval of SAFE's and STAR's stockholders, completion of the Spin-Off, sales of assets and other factors; (3) any delay or inability of New Safehold and/or SpinCo to realize the expected benefits of the transactions; (4) changes in tax laws, regulations, rates, policies or interpretations; (5) the value of New Safehold shares to be issued in the transaction; (6) the value of SpinCo's shares and liquidity in SpinCo's shares; (7) the risk of unexpected significant transaction costs and/or unknown liabilities; (8) potential litigation relating to the proposed transactions; (9) the impact of actions taken by significant stockholders; (10) the potential disruption to STAR's or SAFE's respective businesses of diverted management attention, and the unanticipated loss of key members of senior management or other employees, in each case as a result of the announced transactions; (11) general economic and business conditions that could affect New Safehold and SpinCo following the transactions; (12) general economic conditions and conditions in the commercial real estate and credit markets including, without limitation, the impact of inflation on rising interest rates; (13) the effect of the COVID-19 pandemic on our business and growth prospects; (14) the performance of SAFE; (15) the Company's ability to grow its ground lease business directly and through SAFE; (16) the Company's ability to generate liquidity and to repay indebtedness as it comes due; (17) additional loan loss provisions and the pricing and timing of any such sales; (18) asset impairments; (19) the market demand for legacy assets the Company seeks to sell and the pricing and timing of such sales; (20) changes in NPLs; (21) repayment levels; (22) the Company's ability to make new investments; (23) the Company's ability to maintain compliance with its debt covenants; (24) the Company's ability to generate income and gains from its portfolio and other risks detailed in "Risk Factors" in our 2021 Annual Report on Form 10-K, and any updates thereto made in our subsequent fillings with the SEC.

Note: Please refer to the "Glossary" section in the Appendix for a list of defined terms and metrics.

Investor Relations Contact
Jason Fooks
Senior Vice President
212.930.9400
investors@istar.com

iStar

1

I. Highlights 2

Q3 '22 Highlights

Asset Monetization Progress	Momentum at Safehold	Strengthening the Balance Sheet
$105m Proceeds from Asset Sales and Loan Repayments	**$284m** New Originations at Safehold	**$155m** Debt Extinguished within the Quarter
80% iStar Portfolio Focused on Ground Lease Ecosystem[1]	**$46m** Net Gain From Sale of a Ground Lease	**$1.3b** Total Cash

iStar

(1) Figure is presented using the SAFE market value of iStar's investment in SAFE. Q3 '22 SAFE market value of iStar's investment in SAFE is $1,178m, calculated as iStar's ownership of 40.3m shares of SAFE at the October 31, 2022 closing stock price of $29.25 which represents a $281m discount to the carrying value. iStar owns approximately 65% of SAFE's common stock and there can be no assurance that iStar would realize $29.25 or any other closing price on a particular day if it were to seek to liquidate SAFE shares.

3

Earnings Results4 Q3 ‘22 Q3 ’ n 4$g2 (Allocable to Common Shareholders)$12.1m$121.9m W.A. Shares (Diluted)85.9m80.5m EPS (Diluted)$0.14$1.51 Adj. Earnings (Allocable to Common Shareholders)$28.5m$141.3m W.A. Shares (Diluted)85.9m80.5m AEPS (Diluted)$0.33$1.76Note: Please refer to the “Adjusted Earnings Reconciliation” section of the Appendix for more information with regard tothe calculation of Adjusted Earnings.•Net Income for the quarter is net of $13 million of losses on early extinguishment of debt, primarily associated with various convertible exchange transactions completed during the quarter which also resulted in a $38 million increase in equity.

iStar Overview

iStar's strategy remains focused on the **growth of the Ground Lease Ecosystem**

Simplified Balance Sheet

In millions, except per share data

Total Assets	
Cash	**$1,336**
Ground Lease Ecosystem	
Safehold	1,459
Other Ground Lease Ecosystem	90
Total GL Ecosystem (excl. cash)	**1,550**
Non-Core Assets	
RE Finance	177
Legacy and Strategic	394
Other assets, net	66
Total Non-Core Assets	**637**
Total Assets	**$3,522**

Total Liabilities and Equity	
iPIP liability (accrued)	$46
AP and other liabilities	98
Debt obligations, net	1,681
Total Liabilities	**$1,825**
Total Equity	**$1,698**
Total Liabilities & Equity	**$3,522**
Total Equity	1,698
Less: Non controlling interests	(17)
Less: Preferred equity	(305)
Total Common Equity	1,375
Less: SAFE mark-to-market adjustment [(1)]	(281)
Less: Incremental iPIP amount [(2)]	(25)
Total Common Equity (as adjusted)	**$1,069**
Shares Outstanding	86.7
Common Equity per share (as adjusted)	**$12.33**

Sensitivity: Common Equity (as adjusted)

SAFE Share Price	Per Share
+$10	$16.21
-$10	$8.19

(1) Q3 '22 SAFE market value of iStar's investment in SAFE is $1,178m, calculated as iStar's ownership of 40.3m shares of SAFE at the October 31, 2022 closing stock price of $29.25 which represents a $281m discount to the carrying value. iStar owns approximately 65% of SAFE's common stock and there can be no assurance that iStar would realize $29.25 or any other closing price on a particular day if it were to seek to liquidate SAFE shares.

(2) Represents an estimate for the value of the total potential iPIP distribution less the amounts already accrued for as of September 30, 2022, assuming SAFE is valued at a price of $29.25 per share and the Company's other assets perform in line with current underwriting expectations. Please see the "Supplemental iPIP Information" in the Appendix for additional details and sensitivity analysis.

iStar

5

Safehold

iStar's Investment in Safehold


$2.6b
Market Value
(36.0m shares / $71.89 per sh)
$1.5b
Unrealized Gain
$1.1b
Carrying Value
$30.96 per SAFE share)
$1.5b
Carrying Value
($36.23 per SAFE share)
($0.3b)
Unrealized Loss
$1.2b
Market Value
(40.3m shares / $29.25 per sh)
Q3 '21
Q3 '22

Q3 '22 Safehold Progress

$284m
Q3 '22 New Originations at Safehold

$2.0b
Caret Valuation Based on Most Recent Third-Party Commitment

$756m
Cash & Credit Facility Availability

Positive Outlook
Moody's Rating Action in Q3 '22

Note: Please refer to the SAFE Earnings Presentation dated November 1, 2022, available on SAFE's website for additional details. Q3 '21 share price as of September 30, 2021 and Q3 '22 share price as of October 31, 2022.

iStar 6

7Note: Figures are based on carrying value, which represents iStar’s pro rata share of investment in ground lease and leasehold loan assets.Ground Lease Ecosystem (excl. SAFE) Investment opportunities that target the origination and acquisition of pre-development phase ground leases (Ground Lease Plus) and leasehold loans made in conjunction with a Safehold ground lease (SAFExSTAR) Carrying Value $90m # of Assets7Targeted Returns9 -12%Unfunded Commitments$147mGeographic Region Southwest$48m53%Northeast$32m36%West$10m11%Monetization:•One Ground Lease Plus asset sold during the quarter for $36m of proceeds at $1m gain

RE Finance & Legacy and Other Strategic Assets

RE Finance (1)
(Non-Ground Lease Ecosystem)

Carrying Value: $177m, 14% decrease vs Q2 '22

- 6 loans remaining



Multifamily
$65m
37%
Retail
$60m
34%
Property Type
Hotel
$45m
25%
Condo
$7m
4%

Monetization Progress:

- $33m of repayments and proceeds from the sales of securities; $3m of gains associated with sales of securities

Legacy and Strategic Assets

Carrying Value: $394m, 5% decrease vs Q2 '22

- **Short-Term Legacy and Strategic:** 13 assets across Land & Development, Operating Properties and Corporate
- **Long-Term Legacy:** 2 projects across Land & Development and Operating Properties



Short-Term Legacy $69m 17%
Strategic (Operating) $33m 8%
Strategic (Corporate) $22m 6%
Long-Term Legacy $270m 69%
Asbury: $180m
Magnolia Green: $90m

Monetization Progress:

- $35m of proceeds and distributions from asset sales within the quarter
- $11m of gains generated

(1) Excludes iStar's $24m investment in leasehold loans reported within the RE Finance segment.

8

Corporate Debt Maturity Profile

Debt Profile		
2024		
Oct.	$754m	4.75%
2025		
Aug.	$502m	4.25%
2026		
Feb.	$347m	5.50%
2035		
Oct.	$100m	L + 150
Total / W.A.	**$1,702m**	**4.79%**

$155m of debt extinguished in Q3 '22:

	Principal	(Loss) / Gain
'22 Convertible Notes	$93m	($12)m
'24 Unsecured Notes	14m	($0)m
'25 Unsecured Notes	48m	($1)m
Total	$155m	($13)m

3.2 years
w.a. debt maturity



$754m
$502m
$347m
$100m
Q4 '22
Q1 '23
Q2 '23
Q3' 23
Q4 '23
Q1 '24
Q2 '24
Q3 '24
Q4 '24
Q1 '25
Q2 '25
Q3 '25
Q4 '25
Q1 '26
...
Thereafter
Unsecured Debt
Trust Preferred

Note: $ in millions.

9

II. Capital Structure10

Credit Metrics11Note: Figures are presented using the SAFE market value of iStar’s investment in SAFE. Q3 ‘22 SAFE market value of iStar’s investment in SAFE is $1,178m, calculated as iStar’s ownership of 40.3m shares of SAFE at the October 31, 2022 closing stock price of $29.25 which represents a $281m discount to the carrying value. iStar owns approximately 65% of SAFE’s common stock and there can be no assurance that iStar would realize $29.25 or any other closing price on a particular day if it were to seek to liquidate SAFE shares.(1) Leverage is calculated as the ratio of debt, net of cash, to total equity gross of non-controlling interests, or “NCI”, and applying the SAFE MTM adjustment and impact of the full estimated value of the potential iPIP distributions. Please refer to the “Capital Structure Overview” section of the presentation for more information.Unencumbered Asset Base Secured Debt / Total DebtUA / UDLeverage(1) $3.2b 1.9x1.2x1.6x 0.25x 0%

Common Equity$1.4bNoncontrolling Interest -$17m Preferred Equity - $305m (3) Senior Unsecured Debt $1.7b (4) Capital Structure Overview(1) SAFE mark-to-market calculations based on the October 31, 2022 closing stock price of $29.25 with respect to 40.3m shares held by iStar.(2) Corporate leverage is the ratio of total debt less cash and cash equivalents divided by Total Equity, gross of NCI.(3) Represents liquidation preference of preferred equity.(4) Debt is presented net of fees and discounts.(5) A portion of the profits realized on iStar’s investment portfolio, including iStar’s investment in SAFE, is allocable to iPIP, iStar’s shareholder-approved long-term incentive plan. The figures represent the full estimated value of the potential iPIP distributions. For more detail on the iPIP adjustment presented here, see the “Supplemental iPIP Information” in the Appendix to this presentation. Total Equity $1.7b12 Credit Metrics 9/30/22 SAFE MTM and iPIP Adj. (1)(5) Cash$1,336m$1,336mDebt(4)$1,681m$1,681mDebt, net of cash$345m$345mTotal Equity, gross of NCI$1,698m$1,392mLeverage(2)0.20x0.25x Shares Shares Outstanding86.7m86.7mCommon Equity$1,375m$1,069mCommon Equity per Share$15.86$12.33

III. Appendix13

$3.2b Diversified Assets


Business Line(1)
Land & Development $248m 8%
RE Finance $201m 6%
Operating Properties $124m 4%
Net Lease (Ground Lease Plus) $66m 2%
Other Assets $66m 2%
Strategic Investments $22m 1%
Cash $1,336m 41%
SAFE $1,178m 36%


Property Type(1)
Ground Leases $1,244m 38%
Land $219m 7%
Multifamily $110m 3%
Hotel $107m 3%
Retail $81m 3%
Other $36m 1%
Condo $28m 1%
Office $14m 1%
Cash & Other Assets $1,402m 43%


Geographic Region(1)
West $388m 12%
Mid Atlantic $249m 8%
Southeast $180m 5%
Southwest $121m 4%
Various $54m 2%
Central $53m 2%
Cash & Other Assets $1,402m 43%
Northeast $794m 24%

Note: Figures based on Carrying Value of the Company's total investment portfolio, adjusted to present the investment in SAFE at market value, and includes the carrying value of iStar's investment in non-consolidated joint ventures and affiliates (other than SAFE).

(1) SAFE market value is calculated as iStar's ownership of 40.3m shares of SAFE at the October 31, 2022 closing stock price of $29.25.

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Consolidated Statements of OperationsNote:$inthousands.15 Three Months Nine Months Ended September 30, Ended September 30, 2022 2021 2022 2021 Revenues Operating lease income $3,424 $3,732 $9,715 $13,456 Interest income 2,093 6,972 11,262 24,846 Interest income from sales -type leases 129 526 861 683 Other income 27,024 39,033 51,545 60,950 Land development revenue 15,087 93,369 54,390 157,936 Total revenues $47,757 $143,632 $127,773 $257,871 Cost and Expenses Interest expense $22,664 $28,695 $76,056 $86,145 Real estate expense 16,204 13,369 39,337 33,404 Land development cost of sales 16,778 87,380 55,369 147,507 Depreciation and amortization 1,290 1,742 3,985 5,715 General and administrative 14,584 14,120 41,130 45,654 General and administrative –stock-based compensation (374) 3,001 (30,724) 23,300 Provision for (recovery of) loans & other lending investments (157) (1,610) 22,556 (7,411) Provision for (recovery of) net investment in leases (380) (315) - 465 Impairment of assets - 421 1,768 679 Other expense 4,171 894 6,624 1,358 Total costs and expenses $74,780 $147,697 $216,101 $336,816 Income from sales of real estate 951 25,611 1,443 26,319 Income (loss) from operations before earnings from equity method investments and other items ($26,072) $21,546 ($86,885) ($52,626) Loss on early extinguishment of debt (13,209) - (131,200) - Earnings from equity method investments 57,797 87,795 102,222 110,661 Income tax (expense) benefit (564) 39 (567) 117 Net income (loss) from continuing operations $17,952 $109,380 ($116,430) $58,152 Net income from discontinued operations - 21,614 797,688 69,415 Net income $17,952 $130,994 $681,258 $127,567 Net (income) loss from continuing operations attributable to noncontrolling interests 53 (10) (46) 55 Net (income) from discontinued operations attributable to noncontrolling interests - (3,254) (179,089) (8,092) Net income attributable to iStar $18,005 $127,730 $502,123 $119,530 Preferred dividends (5,874) (5,874) (17,622) (17,622) Net income allocable to common shareholders $12,131 $121,856 $484,501 $101,908

Earnings per ShareNote:Inthousands,exceptpersharedata.(1)Allocabletocommonshareholdersaftertheeffectofpreferreddividends,non-controllinginterestsandincomefromsalesofrealestate.16 Three Months Nine Months Ended September 30, Ended September 30, Earnings Information for Common Shares 2022 2021 2022 2021 Net income (loss) from continuing operations and allocable to common shareholders (1) Basic $0.14 $1.45 ($1.70) $0.56 Diluted $0.14 $1.28 ($1.70) $0.52 Net income from discontinued operations and allocable to common shareholders Basic $0.00 $0.26 $7.86 $0.84 Diluted $0.00 $0.23 $7.86 $0.78 Net income allocable to common shareholders Basic $0.14 $1.71 $6.16 $1.40 Diluted $0.14 $1.51 $6.16 $1.30 Adjusted earnings Basic $0.33 $1.98 $7.65 $2.42 Diluted $0.33 $1.76 $7.30 $2.24 Weighted average shares outstanding Basic 85,458 71,299 78,706 72,675 Diluted (for net income) 85,867 80,487 78,706 78,402 Diluted (for adjusted earnings) 85,867 80,487 82,460 78,402 Common shares outstanding at the end of period 86,695 70,031 86,695 70,031

Adjusted Earnings Reconciliation

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2022	2021	2022	2021
Net income allocable to Common Shareholders	$12,131	$121,856	$484,501	$101,908
Add: Depreciation and amortization	3,705	16,449	11,606	50,790
Add: Stock-based compensation expense	(374)	3,001	(30,724)	23,300
Add: Loss on early extinguishment of debt	13,051	-	136,464	-
Adjusted earnings allocable to common shareholders	**$28,513**	**$141,306**	**$601,847**	**$175,998**

Note: $ in thousands.

In 2019, we announced a new business strategy that would focus our management personnel and our investment resources primarily on scaling our Ground Lease platform. As part of this strategy, we accelerated the monetization of legacy assets and deployed a substantial portion of the proceeds into additional investments in SAFE and new loan and net lease originations relating to the Ground Lease business. Adjusted earnings is a non-GAAP metric management uses to assess our execution of this strategy and the performance of our operations.

Adjusted earnings is used internally as a supplemental performance measure adjusting for certain items to give management a view of income more directly derived from operating activities in the period in which they occur. Adjusted earnings is calculated as net income (loss) allocable to common shareholders, prior to the effect of depreciation and amortization, including our proportionate share of depreciation and amortization from equity method investments and excluding depreciation and amortization allocable to noncontrolling interests, stock-based compensation expense, the non-cash portion of loss on early extinguishment of debt and the liquidation preference recorded as a premium above book value on the redemption of preferred stock ("Adjusted Earnings").

Adjusted Earnings should be examined in conjunction with net income (loss) as shown in our consolidated statements of operations. Adjusted Earnings should not be considered as an alternative to net income (loss) (determined in accordance with generally accepted accounting principles in the United States of America ("GAAP")), or to cash flows from operating activities (determined in accordance with GAAP), as a measure of our liquidity, nor is Adjusted Earnings indicative of funds available to fund our cash needs or available for distribution to shareholders. Rather, Adjusted Earnings is an additional measure we use to analyze our business performance because it excludes the effects of certain non-cash charges that we believe are not necessarily indicative of our operating performance. It should be noted that our manner of calculating Adjusted Earnings may differ from the calculations of similarly-titled measures by other companies.

iStar

17

Consolidated Balance SheetsNote:$inthousands.18 As of As of September 30, 2022 December 31, 2021 Assets Real Estate Real estate, at cost $111,719 $113,510 Less: accumulated depreciation (22,575) (21,360) Real estate, net 89,144 92,150 Real estate available and held for sale 1,283 301 Total real estate 90,427 92,451 Real estate and other assets available and held for sale and classified as discontinued operations 11,925 2,299,711 Net investment in leases - 43,215 Land and development, net 248,246 286,810 Loans receivable and other lending investments, net 176,623 332,844 Loans receivable held for sale - 43,215 Other investments 1,605,268 1,297,281 Cash and cash equivalents 1,335,722 339,601 Accrued interest and operating lease income receivable, net 1,035 1,813 Deferred operating lease income receivable, net 2,842 3,159 Deferred expenses and other assets, net 50,044 100,434 Total Assets $3,522,132 $4,840,534 Liabilities and Equity Accounts payable, accrued expenses, and other liabilities $140,876 $236,732 Liabilities associated with real estate held for sale and classified as discontinued operations 2,918 968,419 Liabilities associated with properties held for sale - 3 Debt obligations, net 1,680,708 2,572,174 Total Liabilities $1,824,502 $3,777,328 Total iStar shareholders’ equity cmitliomu ctminur 4$$$$ miom nmmium cmiusiol cmilroil 2$ coiqnnimon cpipliqop

Q3 ‘22 Portfolio ReconciliationNote: $ in millions. Figures in this table may not foot due to rounding.(1) Market value of iStar’s investment in Safehold is $1,178m, calculated as iStar’s ownership of 40.3m shares of SAFE at theOctober 31, 2022 closing stock price of $29.25.19 Real Estate Finance Net Lease Operating Properties Land & Development Corporate / Other Total Real estate, net-- $89 --$89Real estate available and held for sale--1--1Real estate and other assets available and held for sale and classified as discontinued operations----$1212Net investment in leases------Land and development, net---$248-248Loans receivable and other lending investments, net$177----177Other investments24$1,52534-221,605 Carrying Value $201 $1,525 $124 $248 $34 $2,133 Add: Cash and other assets----1,3901,390Add: SAFE MTM(1)-(281)---(281) Portfolio Carrying Value $201 $1,244 $124 $248 $1,423 $3,241

Supplemental iPIP Information

	As of September 30, 2022
Total Equity	$1,697,630
Less: Non controlling interests	(17,311)
Less: Preferred equity	(305,000)
Total Common Equity	**1,375,319**
Less: SAFE mark-to-market adjustment (1)	(281,313)
Less: Incremental iPIP amount (2)	(24,645)
Total Common Equity (as adjusted)	**$1,069,361**
Shares Outstanding	86,695
Common Equity per share (as adjusted)	**$12.33**

Sensitivity analysis		
Change in price of SAFE common stock	+$10	-$10
Change in incremental iPIP amount	($67,073)	$43,526
Change in SAFE mark-to-market adj.	402,791	(402,791)
Change in total common equity (as adjusted)	$335,717	($359,265)
Common Equity Per Share Impact	$3.87	($4.14)

The presentation above includes non-GAAP financial measures. It should be read in conjunction with the Company's audited financial statements and other information included in the Company's Annual Report on Form 10-K for the year ended December 31, 2021 and its unaudited financial statements in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2022. The supplemental presentation is not intended to replace the GAAP financial statements. It is intended to be supplemental information to provide investors in the Company's securities with additional information about the Company's financial position.

Under the iPIP program, participants who hold vested interests are entitled to receive 20% of the disposition (or deemed disposition) proceeds of Company assets, if the Company has received a specified minimum return and only if the Company has achieved a minimum total stockholder return. If the Company's shares of SAFE common stock are the last material asset in an iPIP pool, the Company may elect not to sell the shares and in lieu thereof to distribute a portion of the shares to iPIP participants having a value based on the cash proceeds that would have been received by the Company from an actual sale of the SAFE shares, provided that the relevant performance and total stockholder return hurdles are satisfied.

There can be no assurance that the actual market prices of SAFE common stock or other Company assets in the future will align with the assumptions used to prepare the supplemental presentation. The Company owns 40.3m shares of SAFE, representing 64.8% of SAFE's shares outstanding. Given the substantial interest, the Company may not be able to liquidate its investment at the closing price of $29.25 from October 31, 2022 or on any other day. The sensitivity analysis shown above is intended to give readers a sense of how the potential iPIP distributions may change as the market price of SAFE common stock changes because the shares of SAFE common stock owned by iStar are the largest asset in the iPIP plans. It is not intended to be a prediction of what the actual iPIP distributions may be. There are factors in addition to the market price of SAFE common stock that will affect the potential iPIP distributions that are not taken into account in the sensitivity analysis, including, without limitation, changes in the market price of iStar common stock and the performance of the other assets in the iPIP plans. For additional information about the iPIP program, please read the company's definitive Proxy Statement for its 2021 annual meeting filed with the SEC on April 2, 2021, and the definitive Proxy Statement for the 2022 annual meeting filed with the SEC on April 1, 2022.

iStar

Note: $ in thousands. Figures in this table may not foot due to rounding.
(1) Market value of iStar's investment in Safehold is $1,178m, calculated as iStar's ownership of 40.3m shares of SAFE at the October 31, 2022 closing stock price of $29.25.
(2) Represents an estimate for the value of the total potential iPIP distribution less the amounts already accrued for as of September 30, 2022, assuming SAFE is valued at a price of $29.25 per share and the Company's other assets perform in line with current underwriting expectations.

20

Glossary

Dilution Gain	In circumstances where Safehold issues new equity that results in iStar having a smaller percentage ownership after the issuance than before the issuance, iStar shall account for the transaction pursuant to ASC 323-10-40-1: whereby iStar shall account for a share issuance by Safehold as if iStar had sold a proportionate share of its investment. Any gain or loss to iStar resulting from Safehold's share issuance shall be recognized in earnings.
Funding / Capex *(Net Lease, Operating Properties, Land & Development)*	Acquisition price, capitalized acquisition costs, capital expenditures, contributions to equity method investments, capitalized payroll and capitalized interest.
Funding / Capex *(Real Estate Finance)*	Cash funded on loans, plus deferred interest capitalized to the loan balance, exclusive of original issued discount, origination and arrangement fees held back at origination.
Proceeds *(Net Lease, Operating Properties, Land & Development)*	Includes sales price for assets sold and other proceeds, less selling costs, less seller financing plus return of capital and distributed proceeds arising from sales within our equity method investments.
Proceeds *(Real Estate Finance)*	Collection of principal, deferred and capitalized interest, exit fees, origination fees previously netted against principal at inception, or original issue discount. Includes proceeds from sales of securities.
Carrying Value	Net Real Estate Value for Net Lease, Operating Properties, Land & Development; Net Book Value for Real Estate Finance
Net Real Estate Value *(Net Lease, Operating Properties, Land & Development)*	Basis assigned to physical real estate property (net investment in leases, land & building), net of any impairments taken after acquisition date and net of basis reductions associated with unit / parcel sales, net of accumulated depreciation and amortization, plus our basis in equity method investments.
Net Book Value *(Real Estate Finance)*	Real Estate Finance Gross Book Value reduced for CECL allowances.

Disclaimer: Set forth in the Glossary are the current definitions of certain items that we use in this presentation. This Glossary is intended to facilitate a reader's understanding of this presentation. There can be no assurance that we will not modify these terms in future presentations as we deem necessary or appropriate.

iStar

21